UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — April 1, 2012

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-646-4100
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 5, 2012, Plains All American Pipeline, L.P. (the “Partnership” or “PAA”) filed a current report on Form 8-K (the “Original Filing”) in connection with the acquisition on April 1, 2012 (the “Closing Date”) by a subsidiary of PAA of all of the outstanding shares of BP Canada Energy Company (“BPCEC”), an indirect subsidiary of BP Corporation North America (“BP North America”). As a result of the closing of such acquisition and after giving effect to a series of reorganization transactions completed prior to the Closing Date, PAA became the indirect owner of all of BP North America’s Canadian based natural gas liquids (“NGL”) business and certain of BP North America’s NGL assets located in the upper-Midwest United States (collectively, the “Acquired Business”). The Partnership is filing this Form 8-K/A to provide the financial statements and unaudited pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the Original Filing.

The historical financial statements that are provided in the exhibits reflect the results of operations from, and the assets and liabilities that are a part of, the Acquired Business, which is referred to in such exhibits as “Project Argyle;” however, such historical financial statements also reflect certain assets and liabilities (and associated results of operations) that were not a part of the Acquired Business on the Closing Date. The historical financial statements provided have been prepared in accordance with International Financial Reporting Standards.

Item 9.01.         Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited financial statements of Project Argyle as of and for the years ended December 31, 2011 and 2010, including the notes thereto, are filed herewith as Exhibit 99.2.

(b)  Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Plains All American Pipeline, L.P. as of and for the three months ended March 31, 2012 and for the twelve months ended December 31, 2011, including the notes thereto, are filed herewith as Exhibit 99.1.

(d)  Exhibits

Exhibit No.	Exhibit Title

23.1	Consent of Ernst & Young, LLP, Independent Certified Public Accountants for Project Argyle.

99.1

Unaudited pro forma condensed combined financial statements of Plains All American Pipeline, L.P. as of and for the three months ended March 31, 2012 and for the twelve months ended December 31, 2011, including the notes thereto.

99.2	Audited financial statements of Project Argyle as of and for the years ended December 31, 2011 and 2010, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: May 29, 2012	By:	PAA GP LLC, its general partner
	By:	Plains AAP, L.P., its sole member
	By:	Plains All American GP LLC, its general partner

	By:	/s/ Chris Herbold
	Name:	Chris Herbold
	Title:	Vice President - Accounting and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

23.1	Consent of Ernst & Young, LLP, Independent Certified Public Accountants for Project Argyle.

99.1

Unaudited pro forma condensed combined financial statements of Plains All American Pipeline, L.P. as of and for the three months ended March 31, 2012 and for the twelve months ended December 31, 2011, including the notes thereto.

99.2	Audited financial statements of Project Argyle as of and for the years ended December 31, 2011 and 2010, including the notes thereto.